EXHIBIT 10.19
FORM OF BOND
THIS BOND IS NOT TRANSFERABLE, EXCEPT BY DELIVERY TO THE WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY, AS REGISTRAR, FOR REISSUANCE TO A NEW REGISTERED OWNER.

R-1	$1,600,000
UNITED STATES OF AMERICA
STATE OF WASHINGTON
WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY
ECONOMIC DEVELOPMENT REVENUE BOND,
SERIES 2006I (ABSORPTION CORP. PROJECT)
MATURITY DATE: April 1, 2014
DATED: September 14, 2006
PRINCIPAL AMOUNT: $1,600,000
INTEREST RATE: 5.70%
REGISTERED OWNER: GE Capital Public Finance, Inc.
     The Washington Economic Development Finance Authority, a public body and instrumentality of the State of Washington (the “Authority”), for value received, hereby promises to pay (but only out of the Loan Payments pledged therefor as hereinafter mentioned) to the Registered Owner identified above, or registered assigns, the Principal Amount identified above in lawful money of the United States of America; and to pay interest on the Principal Amount hereof in like lawful money from the date of initial authentication and delivery hereof, such interest to be at the rates, and all such payments of interest, principal or interest and principal to be payable at the time and place, in the amounts and in accordance with the terms set forth in that certain Loan Agreement dated as of September 1, 2006 (the “Loan Agreement”) among the Authority, the Registered Owner and Absorption Corp. (the “Borrower”).
     This Bond is payable as to principal and prepayment premium, if any, solely from Loan Payments to be made by the Borrower and is secured by, among other things, a lien on the Equipment financed pursuant to the Loan Agreement.
     IN ACCORDANCE WITH RCW 43.163.140(1), THIS BOND SHALL NOT BE DEEMED TO CONSTITUTE A DEBT, LIABILITY OR GENERAL OBLIGATION OF THE AUTHORITY, THE STATE OF WASHINGTON OR ANY POLITICAL SUBDIVISION THEREOF, OR A PLEDGE OF THE FAITH AND CREDIT OF THE AUTHORITY, THE STATE OF WASHINGTON OR ANY SUCH POLITICAL SUBDIVISION, BUT IS A SPECIAL OBLIGATION PAYABLE SOLELY FROM THE REVENUES AND PROCEEDS PROVIDED THEREFOR. NEITHER THE AUTHORITY, THE STATE OF WASHINGTON OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE OBLIGATED TO PAY THE PRINCIPAL OF, INTEREST OR PREMIUM, IF ANY, ON THIS BOND, AND NEITHER THE FAITH AND CREDIT NOR ANY TAXING POWER OF THE STATE OF WASHINGTON OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, THE INTEREST OR PREMIUM, IF ANY, ON THIS BOND. THE AUTHORITY HAS NO TAXING POWER.
     This Bond is a duly authorized bond of the Authority and is designated as “Washington Economic Development Finance Authority Economic Development Revenue Bond, Series 2006I (Absorption Corp. Project)” (the “Bond”), issued in the aggregate principal amount of $1,600,000 pursuant to Resolution No. W-2006-016 adopted by the Authority on September 12, 2006 (the “Resolution”), and pursuant to the Loan Agreement. The Bond is issued for the purpose of making loans for economic development activities to the Borrower pursuant to the Loan Agreement for the purposes and on the terms and conditions set forth therein.
     Reference is hereby made to the Escrow Agreement (copies of which are on file at the corporate trust office of the Escrow Agent in Minneapolis, Minnesota) and all agreements supplemental thereto and to the Resolution for a description of the rights thereunder of the Registered Owner of the Bond, of the nature and extent of the security, of the rights, duties and immunities of the Escrow Agent and of the rights and obligations of the Authority thereunder, to all the provisions of which Escrow Agreement the Registered Owner of this Bond, by acceptance hereof, assents and agrees.
     This Bond is subject to redemption prior to maturity as provided in the Loan Agreement.
     This Bond is a private activity bond. This Bond has not been designated as a “qualified tax-exempt obligation” under Section 265(b) of the Internal Revenue Code of 1986, as amended.
     The Escrow Agreement and the rights and obligations of the Authority and of the Registered Owner and the Escrow Agent may be modified or amended from time to time and at any time in the manner, to the extent, and upon the terms provided in the Escrow Agreement.
     It is hereby certified, recited and declared that all acts, conditions and things required to exist to happen and to be performed precedent to and in the issuance of this Bond exist, have happened and have been performed in regular and due form and time as required by the Constitution and laws of the State applicable thereto and that the issuance of this Bond is in full compliance with all constitutional and statutory limitations, provisions and restrictions. This Bond shall not be entitled to any benefit under the Loan Agreement, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Registrar.
     IN WITNESS WHEREOF, the Washington Economic Development Finance Authority has caused this Bond to be executed in its name and in its behalf by the manual or facsimile signature of its Chair, attested by the manual or facsimile signature of its Secretary, initially all as of the date of original issuance and thereafter as provided in the Loan Agreement.

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

	By:	/s/ Robert P. Meredith Chair

Attest:

/s/ Jonathan A. Hayes Executive Director
CERTIFICATE OF AUTHENTICATION AND REGISTRATION
Date of Authentication: September _14th _, 2006.
     This is the Washington Economic Development Finance Authority Economic Development Revenue Bond, Series 2006I (Absorption Corp. Project), described in the within-mentioned Loan Agreement.

WASHINGTON ECONOMIC DEVELOPMENT FINANCE AUTHORITY

By:	/s/ Jonathan A. Hayes
Executive Director

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